

Corporate Presentation

September 2025

LIPOCINE
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2	Pivotal	Next Steps/Status
LPCN 1154 Postpartum Depression					Phase 3 Topline results Q2/26
LPCN 2401 Obesity Management – adjunct to GLP-1					Seeking regulatory clarity prior to initiating P2 study
LPCN 1148 Decompensated Liver Cirrhosis					P2 study completed
LPCN 2101 Drug Resistant Epilepsy (DRE)					IND cleared for P2
LPCN 1107 Prevention of Preterm Birth					EOP2 meeting completed
LPCN 2203 Essential Tremor					P1 study completed
LPCN 1144 Non-Cirrhotic NASH					P2 study completed

TLANDO® - FDA-Approved Oral Testosterone Replacement Therapy

Established commercialization partnerships in multiple territories

IMPORTANT SAFETY INFORMATION

https://www.tlando.com/


TLANDO
Capsules 112.5 mg
120 capsules

TLANDO® licensed to Verity Pharma in January 2024 for commercialization in the U.S.

- $11 million upfront payment to Lipocine
- Entitled to receive tiered royalty payments ranging from 12% up to 18% on net sales of TLANDO franchise

TLANDO® licensed to 5 territories including US and Canada

FDA labeling changes for testosterone products

- Removal of Boxed Warning related to an increased risk of adverse cardiovascular outcomes
- Include results from required post market ambulatory blood pressure (ABPM) studies

Approved product utilizing Lip'ral technology

TRT is a large and growing market with ~8M annual prescriptions in the U.S. and ~650,000 in Canada.

First and only oral testosterone replacement therapy (TRT) option that does not require dose titration

LPCN 1154 (BRLIZIO™)

Oral Brexanolone for Postpartum Depression (PPD)



Brlizio™ is a brand name conditionally approved by FDA

Postpartum Depression (PPD) - An Expanding Market Opportunity

Compelling pharmacoeconomic rationale[10]

- High economic burden
- Goal of medical intervention is to prevent harm to mother and infant
- Negative impact on family/society
- Among women reporting PPD symptoms, 64% reported comorbid anxiety symptoms[7]
- Suicide is a leading cause of maternal death in the first year following childbirth[1]
  - Up to 30% of women with PPD experience suicidal ideations[2]

Estimated patients in the U.S. with PPD[3]


3.6M
Pregnancies in the US[4]
~ 600,000
Postpartum depression[5]
~ 240,000
Diagnosed PPD patients[6]
~144,000
Diagnosed are Rx treated[8]
Increased awareness of PPD and effective therapies is expected to increase diagnosis for symptomatic women with PPD

ZURZUVAE® Rx price: $15,900

ZURZUVAE revenue grew 68% sequentially driven by increased demand

Projected peak ZURZUVAE® sales of $1.2B in 2033[9]

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

LIPOCINE ENHANCING HEALTH

1. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
2. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
3. Foster Rosenblatt market research 2023 (Lipocine internal data)
4. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
5. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
6. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;1065
7. Farr et al. J Womens Health (Larchmt). 2013 Oct 26;23(2):120–128
8. Sage/Biogen HEOR Claims Analysis
9. Goldman Sachs on Sage Therapeutics estimate on February 2024
10. Leerink Center for Pharmacoeconomics, 2025 MEDACorp LLC.

LPCN 1154 Target Product Profile to Address Unmet Medical Need

Potential for "best in class" 1L therapy option

Mechanism of Action


Presynaptic Terminal
Postsynaptic Terminal
Synaptic GABA Receptor
γ
Extrasynaptic GABA Receptor
δ
α
β
GABA binding site
NAS binding site

- A positive allosteric modulator ("PAM") of the $GABA_A$ receptor
- Acting on both post-synaptic and extrasynaptic sites on $GABA_A$ receptor

Target Product Attributes

- Chemically identical to endogenous allopregnanolone (brexanolone)
- Rapid Relief
- Fixed oral solid dosage form
- No titration or taper required
- 48-hour outpatient dosing
- No monitoring requirement

LIPOCINE ENHANCING HEALTH

https://opentext.wsu.edu/psych105nusbaum/chapter/substance-use-and-abuse/

Image from: Meltzer-Brody and Kanes, Neurobiology of stress, 2020

LPCN 1154 - Oral Bioidentical Neuroactive Steroid (NAS) for PPD

Overcoming brexanolone oral delivery challenges

Brexanolone

Brexanolone (allopregnanolone) is a positive allosteric modulator (PAM) of the $GABA_A$ receptor



Molecular Weight:	318.5 g/mol
Lipophilic:	Log P ≈ 5.0
Poor aqueous solubility:	Saq <1.0 µg/mL

Oral enablement


Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Source: Gilyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

LPCN 1154 - Oral Bioidentical NAS for PPD

Current therapies relative to LPCN 1154

SSRIs have slow onset, longer treatment duration, and lower response rates. Additionally side effects such as sexual dysfunction, changes in sleep pattern and weight gain are common

Zuranolone treatment is associated with frequent CNS depressant effects such as somnolence, dizziness, and sedation

LPCN 1154 (Brlizio) is expected to provide more rapid relief of PPD than approved treatments, with only a short (48-hour) treatment requirement

- Minimal disruption to the mother-child bond
- Could be particularly impactful in reducing suicides

	SSRIs / SNRIs *Off-Label Use*	**Zuranolone** *(ZURZUVAE®)*	**Brexanolone** *(LPCN 1154)*
Description	Synthetic SSRI/SNRI	Synthetic NAS Derivative	**Bioidentical NAS**
Administration	**Oral**	**Oral**	**Oral**
Onset of Action	Weeks	Days	**Hours**
Treatment Duration	Months	14 days	**48 hours**
Response Rate at Day 3	N/A	Up to 41%	**Up to 75%***

No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.
Response Rate defined as a reduction of HAM-D score of at least 50% compared with baseline
*Projected based on Zulresso published reports (Brexanolone Briefing Book, November 2, 2018 and Meltzer-Brody et al. Lancet. 2018 Sep 22;392(10152):1058-1070)

1. Zulresso label
2. Brexanolone Briefing Book, November 2, 2018
3. In adolescent patients per sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO)
4. Zurzuvae label
5. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9
6. https://www.ncbi.nlm.nih.gov/books/NBK594292/

PPD is a Life-Threatening Condition with Few Existing Treatment Options

Advantage of Rapid Response/Relief and Short Treatment Duration

Maternal depression and suicide can have far-reaching consequences for child development, family function, and the nation's economy[1-3]

Rapid relief benefits

- Faster management of depression
- Reduces the risk of suicidal thoughts and behaviors
- Lead to fewer hospitalizations
- Positive outcomes in terms of mother and family relationships
- Reduce financial burden

Short treatment duration benefits

- Better compliance
- Scheduling flexibility (e.g. weekend) with minimal family disruption
- More amenable to discreet treatment
- Quickly back to normal daily activities

LIPOCINE ENHANCING HEALTH

1. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
2. Chin et al. Curr Psychiatry Rep. 2022; 24(4):239-275
3. www.nytimes.com/2025/07/22/health/post-partum-depression-treatment-pill.html

LPCN 1154 (Oral Brexanolone) Development

Streamlined 505(b)(2) pathway to NDA submission

PK Bridge Study	Labeling Studies Evaluation	Pivotal Study
✓ Positive Results	✓ Food effect study ✓ PK study in PPD ✓ Metabolite evaluation	○ Ongoing P3 Safety and Efficacy Study ○ 1st DSMB update, Q4/25 ○ Expected Topline Results Q2/26

LPCN 1154 Dosing Regimen Confirmation Study Results

LPCN 1154 met standard bioequivalence criteria to IV Brexanolone

Comparative Exposure

PK Parameter	GMR (%) Test vs. Reference	90% CI LB Test vs. Reference	90% CI UB Test vs. Reference
C_{max}	105	92	118
$AUC_{0-\infty}$	97	89	107
AUC_{0-t}	89	81	98

LPCN 1154 was well tolerated

- No sedation or somnolence events observed
- All events were mild to moderate
- No severe or serious AEs
- Reported study related events were venipuncture site related, arthralgia, fatigue, dizziness, back pain, hematoma, and pelvic pain
- No event was reported by >2 participants

LIPOCINE ENHANCING HEALTH

n=23; Outlier participant presented PK results for the IV administration period greater than 70 standard deviations away from the PK data set mean for all PK parameters included above
GMR = Geometric Mean Ratios, CI = Confidence Interval, LB = Lower Bound, UB = Upper Bound, t = 100 hours for AUC_{0-t}

LPCN 1154 Phase 3 Safety and Efficacy Study (NCT06979544)

Based on FDA feedback – Outpatient setting with no medical monitoring requirement

Study design

Two arm, outpatient, randomized, blinded, placebo-controlled in women with postpartum depression

Inclusion criteria

Severe PPD

Age ≥15 yrs

N= ~80 women


R
LPCN 1154
Placebo
Treatment period
Hour 0
48
60
Day 30
Primary Endpoint

Endpoints

Primary endpoint: HAM-D change from baseline at hour 60

Additional endpoints: MADRS, HAM-A (anxiety), safety and tolerability, etc.

Rationale for Success

- Brexanolone has established efficacy (IV infusion)
- LPCN 1154 has demonstrated comparable exposure to IV infusion
- Study size, duration, and population similar to IV infusion P3 study

LPCN 1154 Opportunities in Other Depression Disorders

Prevalence

Mental disorder in reproductive-aged women: Approximately 7%–14% of reproductive-aged women suffer from depression and 12%–15% suffer from anxiety [1]

TRD: Prevalence ~2.8 million in US [2]

MDD: Per NIMH, in 2020, an estimated 21.0 million adults (8.4%) in the US had at least one major depressive episode[3]

Prevalence of comorbid anxiety disorder and MDD is as high as 60% [4]

Significant Unmet Needs in Depression Disorders

Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Rapid Relief	Days vs weeks
Good tolerability	No excessive sedation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation Safer option for treating pregnant women

MDD = Major Depressive Disorder, PPD = Postpartum Depression, TRD = Treatment Resistant Depression

1. Jiani Zhou et al., J Women's Health (Larchmt). 2019 August ; 28(8): 1068–1076. doi:10.1089/jwh.2018.7597
2. J Clin Psychiatry. 2021 Mar 16;82(2):20m13699.
3. Monitoring System Survey–31 sites, 2018
4. Kaufman J, Charney D. Comorbidity of mood and anxiety disorders. Depress Anxiety. 2000;12:69-76.

LPCN 1154 “Best in Class” Oral Treatment for Depression

Key takeaways

- **Significant market opportunity**
- **Differentiated product attributes addressing unmet needs**
  - Acute rapid relief, short duration, bioidentical
- **Streamlined pathway to NDA submission**
  - Dosing regimen confirmed
  - Phase 3 safety & efficacy study: ongoing with 18 activated sites
  - Topline data expected Q2/2026
- **Issued and pending patents worldwide**
- **Potential to expand for other depression indications**



LPCN 2401

Obesity Management – adjunct to GLP-1



Unprecedented Demand and Usage of GLP-1 Receptor Agonists[1-3]

GLP-1 market trending toward oral once daily dosing

Semaglutide: **$30 billion sales** in the US in 2024[4]
Tirzepatide: **$14 billion sales** in the US in 2024[5]

As of 2024, **around 12 percent of U.S. adults** reported having used a GLP-1 medication at some point[6]

Over **150 GLP-1 drug candidates** in development for multiple indications[7]



FDA approved indications
Expanding clinical indications[1]

- ✓ T2DM
- ✓ Weight management
- ✓ Cardiovascular disease
- ✓ Chronic kidney disease
- ✓ Sleep apnea

1. https://www.biospace.com/drug-development/7-indications-for-glp-1s-beyond-weight-loss
2. https://www.pwc.com/us/en/services/consulting/business-model-reinvention/glp-1-trends-and-impact-on-business-models.html
3. https://www.nature.com/articles/s41574-024-01066-9
4. Novo Nordisk SEC filing 2025
5. Eli Lilly SEC filing 2025
6. https://jamanetwork.com/journals/jama/article-abstract/2819949
7. https://www.globenewswire.com/news-release/2025/03/18/3044263/28124/en/

Drawbacks of Approved GLP-1 Receptor Agonists

Rapid loss of lean mass and functionality in elderly GLP-1 users

Low Quality Weight Loss[1]	Lean Mass Loss[1]	Functionality Loss[1]	Fracture Risk[2,3]



Weight Loss
Fat Loss
Lean Mass Loss
Mean change from Baseline
0
-1
-2
-3
-4
-5
-4.7kg
-3.2kg
-8.6%
-1.5kg
-4.1%
Semaglutide

Significant weight loss is from lean mass loss in **16 weeks**[1]



32%
Lean mass
68%
Fat mass

The median percentage of total body weight loss that is due to lean mass:
32% in **16 weeks**[1] (elderly 60+)
35% in 24 weeks[3] (adults 18-80)



43%

43% of elderly (60+) lost ≥10% Stair Climb Power from baseline in **16 weeks** of GLP-1 use[1]



% Subjects with Fracture
3
2
1
0
Semaglutide
Placebo
Age ≥ 75

Patients on semaglutide had significantly more fractures of the hip and pelvis[2]

1. The data were adapted from Veru Corporate Presentation Jones Healthcare and Technology Innovation Conference, April 8-9, 2025
2. Wegovy label (Revised 03/2024)
3. https://investor.regeneron.com/news-releases/news-release-details/interim-results-ongoing-phase-2-courage-trial-confirm-potential

LPCN 2401 Once Daily Oral as An Adjunct to GLP-1 Treatment

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

Proprietary androgen receptor agonist, testosterone ester(s), targeted for **once-a-day treatment** - "LPCN 2401"

- Androgen receptor agonist with α-tocopherol for once-a-day treatment – "LPCN 2401+E"
- A bioidentical to physiological regulator of myostatin that indirectly inhibits its expression and signaling

Targeted Mechanism of Actions

	Fat	Muscle	Bone
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

LPCN 2401 – Clinical Data Show Significant Improvement in Body Composition

Phase 2 results demonstrate increased lean mass and decreased fat mass at Week 20

Lean Mass



Lean Mass (kg)
Appendicular Lean Mass (kg)
CBL (kg)
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
*
1.6
*
1.9
-1.3
*
0.7
*
0.8
-0.9
LPCN 2401
LPCN 2401+E
Placebo

Fat Mass



Total Fat Mass (kg)
Trunk Fat Mass (kg)
CBL (kg)
2
0
-2
-4
1
0
-1
-2
-2.0
*
-2.6
*
1.2
-0.9
*
-1.4
*
0.9
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo
Phase 2 clinical trial - NCT04134091
n=12 for LPCN 2401; n=13 for LPCN 2401+E; n=13 for placebo

LPCN 2401 – Amplify/Accelerate Fat Loss in Obesity Management

Per FDA, weight reduction is a long-term reduction in excess adiposity (body fat) with a goal of reduced morbidity and mortality[1]

Excess total body fat increases the risk of death and major comorbidities such as type 2 diabetes, hypertension, dyslipidemia, cardiovascular disease, osteoarthritis of the knee, sleep apnea, and some cancers[1,2,3]

Fat Mass Loss


LPCN 2401*
Semaglutide**

Fat Mass Loss Amplification Potential

*Placebo adjusted value at Week 20 - NCT04134091
**Absolute value at Week 16 from https://ir.verupharma.com/news-events/press-releases/detail/225/veru-announces-positive-topline-data-from-phase-2b-quality/

1. FDA Guidance to Industry (2025), https://www.fda.gov/media/71252/download
2. New England Journal of Medicine, 341:10971105, 1999.
3. Circulation.,110:e476-e483, 2004.

Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted.

LPCN 2401 Safety Data Support Differentiated Product Profile

Well-tolerated with liver benefits and no safety signals upon 72-week exposure


Liver Injury Marker Reduction
ALT
AST
ALP
GGT
5
0
-5
-10
-15
-20
-25
Change from Baseline (U/L)
LPCN 2401
LPCN 2401+E
Placebo


Liver Fat Reduction at Week 12 (MRI-PDFF)
LPCN 2401 (N=19)
LPCN 2401+E (N=18)
Placebo (N=19)
0
-2
-4
-6
-8
-10
Absolute Change from Baseline (%)

- POC study in relevant obese and overweight population
- Frequency and severity of TEAEs with LPCN 2401 were comparable to placebo
- Frequency of SAEs with LPCN 2401 were comparable to placebo
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")

Safety set. * p < 0.05; vs placebo; # p < 0.05 vs baseline.
All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation. * p < 0.05; vs placebo; † p < 0.05 vs baseline.
TEAEs = Treatment Emergent Adverse Events; SAEs = Serious Adverse Events; PSA = Prostate-Specific Antigen

LPCN 2401 - Potential for Differentiated Benefit to Risk Profile for Chronic Use

A liver beneficial approach[6] with no increased risk of adverse cardiovascular outcomes[7]

LPCN 2401 Target Attributes

- Oral, QD, prodrug of bioidentical hormone
- Fat loss amplification
  - Lower fat mass (preferentially VAT and android fat)
- Improve/preserve lean mass
  - Muscle mass, quality, and functionality
  - Bone health
- GLP amplification: through genomic and non-genomic pathways
- GI side effects: minimal
- Muscle spasm AE: none observed
- Liver Health: beneficial effects (MASH resolution, injury markers improvement)
- Impact on sex hormone (FSH, LH, and Estradiol): minimal

Competitive Landscape*

- **Myostatin /activin receptor modulators** (e.g. bimagrumab, taldefgrobep, KER-065, garetosmab, and trevogrumab)[1,2]
  - Invasive - IV/SC
  - Moderate to high GI side effects [2,3]
  - Reports of muscle spasms [2,3]
  - Increased serum alkaline phosphatase [3]
  - Sex hormone changes (FSH/LH) [4]
  - Unclear muscle functionality improvement
  - High discontinuation & long-term exposure risks unknown
- **SARM** (e.g. Enobosarm) [5]
  - Oral
  - Bone health concerns (estradiol suppression?)
  - Liver toxicity concerns

*select list with reported body composition improvement P2 results

1. J Bone Metab. 2020 Aug; 27(3): 151–165
2. J Cachexia Sarcopenia Muscle. 2020 Dec; 11(6): 1525–1534
3. JAMA Netw Open. 2021;4(1):e2033457.
4. Clin Endocrinol (Oxf) 2018 Jun;88(6):908-919
5. Sex Med Rev. 2019 Jan;7(1):84-94
6. Hepatol Commun. 2020 Aug 2;4(10):1430-1440
7. https://www.fda.gov/drugs/drug-safety-and-availability/fda-issues-class-wide-labeling-changes-testosterone-products

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia in Decompensated Cirrhosis (Fast Track Designation)



LPCN 1148 - Unique Opportunity Addressing Two Distinct Liver Disease Markets

Positive POC Phase 2 results in treatment of sarcopenia and OHE in cirrhosis

Sarcopenia in Cirrhosis

- Positive P2 results in sarcopenia
- FDA granted Fast Track Designation
- Acceptable endpoints on sarcopenia
- No competition in development
- Unique ARA with patent protection through 2044

Overt Hepatic Encephalopathy (OHE)

- Positive P2 results with background SOC
- Validated regulatory pathway
- A commercially successful surrogate
- Sparse competitors in development
- Unique ARA with patent protection through 2044



Analogue (Rifaximin) Sales
Sales ($M)
300
250
200
150
100
50
0
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24

BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

POC = Proof of concept; SOC = Standard of care; ARA = Androgen receptor agonist

LPCN 1148 Phase 2 Results – Sarcopenia Primary Endpoint Met

Resolution for sarcopenia and significantly increased skeletal muscle mass index (SMI)



25
20
15
10
5
0
-5
% CBL L3-SMI
Week
†
‡
‡
‡
‡
‡
LPCN 1148
Placebo
Placebo to 1148



40%
30%
20%
10%
0%
Resolution of Sarcopenia at Week 24
33%
0%
LPCN 1148
Placebo

- ~9% increase in L3-SMI at week 24
- 33% of patients had resolution of sarcopenia* at week 24

LS mean (SE), † P<0.01 for change from baseline; ‡ p<0.01 vs. Week 24 placebo; L3-SMI = L3 skeletal muscle index
*Using protocol-defined sarcopenia thresholds. All data is LOCF

LPCN 1148 Phase 2 Results – HE Endpoint Met

Fewer overt hepatic encephalopathy events

Parameter	Through Week 24		Week 24 to EOS	
	Placebo N=14	LPCN 1148 N=15	LPCN 1148 N=11	LPCN 1148 switch from placebo N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Recurrent Overt HE (events)	6	1*	1	1
Time to first recurrent event (days)	35	114	294	140

OHE is defined as an adverse event of HE with CTCAE severity > grade 1. * P<0.05 vs placebo
HE events post study drug discontinuation for liver transplant excluded

LPCN 1148 Phase 2 Results Safety Data

Overall LPCN 1148 was well tolerated

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

Value Through Partnering

LPCN 1107 for Prevention of Preterm Birth

Product candidate highlights

- Oral dosage form comprising 17-hydroxyprogesterone caproate
- Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction
- >$2B market potential with no approved drug
- Compelling efficacy rationale
- Strong pharmaco-economic justification
- Accelerated approval pathway and ODD (Orphan Drug Designation)

Potential to be SOC in prevention of preterm birth

LPCN 1144

Novel MOA in non-cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

- ✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

- ✓ Oral with unique benefit to risk profile
- ✓ Potential for additional benefits including sexual/mental and musculoskeletal domain

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



% Responders
90
80
70
60
50
40
30
20
10
0
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

Appendix

Presence of Sarcopenia is Associated with Higher Risk of HE

Muscle key organ for ammonia detoxification in the setting of decompensated cirrhosis

Sarcopenia and the Increased Risk of HE



Odds Ratio, 95% CI
0.01
0.1
10
100
Covert HE
Odds Ratio, 95% CI
0.1
0.2
0.5
1
2
5
10
Overt HE

Sarcopenia and myosteatosis are associated with increased risk of hepatic encephalopathy[1, 2]

Ammonia Metabolism and Trafficking in Liver Cirrhosis[3]



Glutaminase
glutamine
Hepatic Encephalopathy
AMMONIA
Liver cirrhosis
Sarcopenia
Urea
myostatin
Glutamine
Low Muscle Mass
Hyperammonemia

1. Montano-Loza, J Cach, Sarco, and Musc. 2016.
2. Wijarnpreecha. Ann Hep. 2020.
3. Bhanji, Hep Int. 2018.

Rifaximin History and Current Status

- Rifaximin was initially approved in 2004 for the treatment of Travelers Diarrhea
- It was repurposed and approved by the FDA in March 2010 for the reduction of risk of recurrence of overt hepatic encephalopathy in adult patients
- Approved in 2015 for IBS-D
- Rifaximin (Xifaxan™) is used to prevent episodes of HE by stopping the growth of bacteria that produce toxins that may worsen liver disease
- Approval based on reduction in breakthrough HE events: 22.1% of patients with breakthrough HE events in rifaximin group vs. 45.9% in placebo group ($p<0.001$).
- Xifaxan annual sales > $2B in 2024[1]

1. BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption


~7 M
2.8 M
1.8 M
360 K
$3.6B*
Estimated prevalence 2.2 % of population[1]
Diagnosed 40%
65% in need of 2nd line treatment
20% peak adoption

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

*indicative pricing ~ $10K/patient/year

LPCN 2203 Oral GABA Positive Allosteric Modulator

Achieved relevant target levels with good tolerability in Phase 1 studies

Typical single dose PK profiles


Dose 1
Dose 2
Dose 3
Mean Plasma Concentration
-1
4
9
14
19
24
Time (h)

84 doses administered across 4 single dose studies to 37 participants

No sedation or dizziness AE reported

LPCN 2101 – Novel Potential Alternative for Women With Epilepsy (WWE)

Endogenous neuroactive steroid

Product Candidate Attribute

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising a neuroactive steroid

Product Candidate Differentiation

Novel MOA specifically addressing unmet needs in WWE

Active is endogenous to women

Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Potential for minimal/no drug-drug interactions